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                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

                  FIRST AMENDMENT, dated as of April 10, 1997 (this "First Amendment"), to Credit Agreement, dated as of December 10, 1996, among BLOCK FINANCIAL CORPORATION, a Delaware corporation (the "Borrower"), the lenders parties thereto from time to time (individually, a "Lender," and collectively, the "Lenders") and MELLON BANK, N. A., a national banking association, as agent for the Lenders (in such capacity, the "Agent") (the "Agreement");

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Lenders and the Agent desire to make certain amendments to the Agreement, including establishment of a commitment of Mellon Bank, N. A. to make swing line advances to the Borrower and a commitment of each Lender to purchase participations in such advances under certain circumstances;

                  NOW, THEREFORE, for and in consideration of the premises and intending to be legally bound, the parties hereto agree as follows:

                                    ARTICLE I

                                   Amendments

                  Section 1.01. Article 1.01 of the Agreement is hereby amended by adding thereto, in appropriate alphabetical sequence, the following definitions:

                                    "Cost of Funds Rate" for any day shall mean
                    the arithmetic average of the per annum rates at which Dollar deposits in an amount approximately equal to a Swing Line Advance requested by the Borrower are offered to the Swing Line Lender on such day by prime banks in the New York interbank market, as determined by the Swing Line Lender in good faith in accordance with its usual procedures (which determination shall be conclusive).

                                    "Revolving Credit Loan" shall mean any of
                    the loans made by a Lender to the Borrower pursuant to
                    Section 2.01 hereof and "Revolving Credit Loans" shall


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                    mean all of the loans made by the Lenders to the Borrower
                    pursuant to Section 2.01 hereof.

                                    "Swing Line Advance" shall have the meaning
                    set forth in Section 2.14 hereof.

                                    "Swing Line Advance Commitment" shall have

                    the meaning set forth in Section 2.14 hereof.

                                    "Swing Line Advance Maturity Date" shall
                    have the meaning set forth in Section 2.14 hereof.

                                    "Swing Line Advance Note" shall have the
                    meaning set forth in Section 2.14(c) hereof.

                                    "Swing Line Advance Participating Interest"
                    shall have the meaning set forth in Section 2.14(f) hereof.

                                    "Swing Line Lender" shall mean Mellon Bank,
                    N. A.

                                    "Swing Line Outstandings" at any time shall
                    mean (i) in the case of the Swing Line Lender, the aggregate net outstanding amount of its Swing Line Advances for which it has not received payment from other Lenders on account of Swing Line Advance Participating Interests and (ii) in the case of each other Lender, the aggregate outstanding principal amount which it has paid on account of Swing Line Advance Participating Interests.

                  Section 1.02.  The definition of the term "Loans" in Section
1.01 of the Agreement is hereby amended to read as follows:

                            "Loans" shall mean all Revolving Credit Loans and
               Swing Line Advances made to the Borrower under this Agreement and "Loan" shall mean any Revolving Credit Loan or Swing Line Advance.

                  Section 1.03. The definition of the term "Lender" in Section
1.01 of the Agreement is hereby amended by adding thereto, as a second sentence, the following:

                           The term "Lender" shall include Mellon Bank, N. A.,
                  in its capacity as Swing Line Lender.

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                  Section 1.04. The definition of the terms "Note" and "Notes"
in Section 1.01 of the Agreement is hereby amended by inserting, immediately preceding the period at the end thereof, the following: "and the Swing Line Note, together with all extensions, renewals, refinancings or refundings thereof in whole or in part".

                  Section 1.05. The definition of the term "Required Lenders" in
Section 1.01 of the Agreement is hereby amended to read in its entirety as follows:

                                    "Required Lenders" shall mean, as of any

                    date, Lenders which have Committed Amounts constituting, in the aggregate, at least 66 2/3% of the total Committed Amounts of the Lenders on such date or, if the Commitments shall have terminated, Lenders whose Revolving Credit Loans and Swing Line Outstandings constitute, in the aggregate, at least 66 2/3% of the total aggregate outstanding amount of Revolving Credit Loans and Swing Line Outstandings on such date.

                  Section 1.06. The first sentence of Section 2.01(a) of the Agreement is hereby amended by deleting the clause "(the 'Loans')" appearing therein and inserting in lieu thereof the clause "(the 'Revolving Credit Loans')".

                  Section 1.07. The second sentence of Section 2.01(a) of the Agreement is hereby amended to read as follows:

                           A Lender shall have no obligation to make any Loan at
                  any time to the extent, after giving effect to such Loan, that the sum of the aggregate principal amount of such Lender's Revolving Credit Loans at such time plus such Lender's Swing Line Outstandings at such time would exceed such Lender's Committed Amount at such time.

                  Section 1.08. Section 2.01(c) of the Agreement is hereby amended by deleting the phrase "(the 'Notes')" appearing therein and inserting in lieu thereof the phrase "(such promissory notes, together with the Swing Line Advance Note, being herein referred to as the 'Notes')".

                  Section 1.09. The Agreement is hereby amended by substituting the phrase "Revolving Credit Loans" for the word "Loans" at each place it occurs in the following sections: 2.01(b), 2.01(c), 2.01(d), 2.03, 2.04, 2.05, 2.06 and
2.07.

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                  Section 1.10. The first sentence of Section 2.08(a) of the
Agreement is hereby amended by adding thereto, immediately preceding the period at the end thereof, the following: "and except for borrowings of and payments of or with respect to Swing Line Advances".

                  Section 1.11. The Agreement is hereby amended by adding thereto a new Section 2.14, to read as follows:

                                    2.14.  Swing Line Advances.

                                    (a) Swing Line Advances. Subject to the
                    terms and conditions set forth in this Agreement and relying upon the representations and warranties herein set forth, the Swing Line Lender agrees (such agreement being herein called the Swing Line Lender's "Swing Line Advance

                    Commitment") to make loans (the "Swing Line Advances") to the Borrower from time to time on or after the date hereof and to but not including the Revolving Credit Maturity Date. The Swing Line Lender shall have no obligation to make any Swing Line Advance to the extent that the aggregate principal amount of the Swing Line Lender's Swing Line Advances at any time outstanding would exceed $10,000,000. Swing Line Advances may be requested by the Borrower in any principal amount up to $10,000,000. The Swing Line Lender shall have no obligation to make any Swing Line Advance to the extent that doing so would cause the aggregate amount of its outstanding Revolving Credit Loans and its Swing Line Outstandings to exceed its Committed Amount.

                                    (b) Nature of Credit. Within the limits of
                    time and amount set forth in this Section 2.14, and subject to the provisions of this Agreement, the Borrower may borrow, repay and reborrow Swing Line Advances hereunder. The Borrower may prepay the Swing Line Advances at any time without penalty.

                                    (c) Swing Line Advance Note. The obligation
                    of the Borrower to repay the unpaid principal amount of the Swing Line Advances made to it by the Swing Line Lender and to pay interest thereon shall be evidenced in part by promissory note of the Borrower, dated on or about the effective date of the First Amendment to this Agreement, (the "Swing Line Advance Note") in substantially the form attached to the First Amendment to this Agreement as Exhibit A, with the blanks

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                    appropriately filled, payable to the order of the Swing Line
                    Lender in a face amount equal to $10,000,000.

                                    (d) Maturity. To the extent not due and
                    payable earlier, each Swing Line Advance shall be due and payable on the third Business Day after such Swing Line Advance is made to the Borrower hereunder. The Borrower shall request Revolving Credit Loans to the extent necessary to pay each Swing Line Advance at its maturity.

                                    (e) Interest Rate. The unpaid amount of each
                    Swing Line Advance shall bear interest for each day until due at a rate per annum equal to either (at the option of the Borrower specified at the time of the request therefor) the Base Rate for such day or 1.25% per annum in excess of the Cost of Funds Rate for such day. After maturity of a Swing Line Advance, the unpaid amount thereof shall bear interest for each day at a rate per annum equal to 2.00% per annum in excess of the Base Rate for such day. Interest on each Swing Line Advance shall be payable at the maturity thereof and, after maturity, on demand.

                                    (f)  Swing Line Advance Participating
                    Interests.

                                    (i) Generally. At the discretion of the
                    Swing Line Lender at any time when one or more Swing Line Advances have not been paid at their maturity, on one Business Day's notice to each Lender, the Swing Line Lender may require each other Lender to purchase, acquire, accept and assume from the Swing Line Lender, without recourse to, or representation or warranty by, the Swing Line Lender, an undivided interest, in a proportion equal to such Lender's Pro Rata share, in all of the Swing Line Lender's rights and obligations in, to or under the Swing Line Lender's outstanding Swing Line Advances, together with accrued and unpaid interest thereon (such interest of each Lender being referred to herein as a "Swing Line Advance Participating Interest"). On the date that any Purchasing Lender becomes a party to this Agreement in accordance with Section 9.14 hereof, Swing Line Advance Participating Interests in any outstanding Swing Line Advances held by the Lender from which such Purchasing Lender acquired its interest hereunder shall be proportionately reallotted between such

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                    Purchasing Lender and such transferor Lender (and, to the
                    extent such transferor Lender is a Swing Line Lender, the Purchasing Lender shall be deemed to have acquired a Swing Line Advance Participating Interest from such transferor Lender to such extent).

                                    (ii) Obligations Absolute. Notwithstanding
                    any other provision hereof, each Lender hereby agrees that its obligation to participate in each Swing Line Advance issued in accordance herewith, and its obligation to make the payments specified in Section 2.14(f)(iii) hereof, are each absolute, irrevocable and unconditional and shall not be affected by any event, condition or circumstance whatever, provided, that a Lender shall have no obligation to make any such payment at any time to the extent, after giving effect to such such payment, that the sum of the aggregate principal amount of such Lender's Revolving Credit Loans at such time plus such Lender's Swing Line Outstandings at such time would exceed such Lender's Committed Amount at such time. The failure of any Lender to make any such payment shall not relieve any other Lender of its funding obligation hereunder on the date due, but no

                    Lender shall be responsible for the failure of any other Lender to meet its funding obligations hereunder.

                                    (iii) Payment by Lenders on Account of Swing
                    Line Advances. If the Swing Line Lender desires to sell Swing Line Advance Participating Interests to the Lenders, the Swing Line Lender will promptly notify the Agent thereof and the Agent shall forthwith notify each Lender (which notice may be by telephone promptly confirmed in writing) thereof. No later than the Agent's close of business on the date such notice is given by the Agent (if such notice is given by the Agent before 12:00 p.m., Pittsburgh time on such date), each such Lender will pay to the Agent, for the account of the Swing Line Lender, in immediately available funds, an amount equal to such Lender's Pro Rata share of the outstanding principal amount of the Swing Line Advances and accrued and unpaid interest thereon. If and to the extent that any Lender fails to make such payment for the account of the Swing Line Lender on such date, such Lender shall pay such amount on demand, together with interest, for the Swing Line Lender's own account, for each day from and including the date of the Swing Line Lender's payment to and

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                    including the date of repayment to the Swing Line Lender
                    (before and after judgment) at the following rates per annum: (x) for each day from and including the date of such payment by the Swing Line Lender to and including the second Business Day thereafter, at the Federal Funds Effective Rate for such day, and (y) for each day thereafter, at the rate applicable to the Swing Line Advances for such day.

                                    (iv) Distributions to Participants. If, at
                    any time after the Swing Line Lender has made a Swing Line Advance and has received from any Lender such Lender's share of such Swing Line Advance, the Swing Line Lender receives any payment or makes any application of funds on account of such Swing Line Advance, the Swing Line Lender will pay on the same day as received or deemed to be received to the Agent, for the account of such Lender, such Lender's ratable share of such payment.

                                    (v) Rescission. If any amount received by
                    the Swing Line Lender on account of any Swing Line Advance or interest thereon shall be avoided, rescinded or otherwise returned or paid over by the Swing Line Lender for any reason at any time, whether before or after the termination of this Agreement (or the Swing Line Lender believes in good faith that such avoidance, rescission, return or payment is required, whether or not such matter has been adjudicated), each such Lender will, promptly upon notice from the Agent or the Swing Line Lender, pay over to the Agent for the account of the Swing Line Lender its ratable share of such amount.

                                    (vi) Equalization. If any Lender receives
                    any payment or makes any application on account of its Swing Line Advance Participating Interest, such Lender shall forthwith pay over to the Swing Line Lender, in like kind of funds received or applied by it, the amount in excess of such Lender's ratable share of the amount so received or applied.

                  Section 1.12. Section 5.01(c) of the Agreement is hereby amended by deleting, in each of the six places it appears therein, the phrase "the Borrower and".

                  Section 1.13. Paragraph (b) of Section 6.04 of the Agreement is hereby amended by deleting the phrase "may sell receivables" appearing thereing and inserting in lieu thereof the phrase "may sell mortgage loans and other receivables".

                   Section 1.14. Schedule 6.05 to the Agreement, entitled Permitted Indebtedness and Guarantees, is hereby amended by adding thereto the following:

                   9. Guarantee Equivalents of a Loan Party or a Subsidiary
                      of a Loan Party which are given or made as representations and warranties, indemnities or assurances of the payment or performance of Assured Obligations in connection with securitization transactions or other disposition transactions permitted by Section 6.04(b) hereof, as to which Assured Obligations the Deemed Obligor is a Loan Party or a Subsidiary of a Loan Party.

                  10. Operating and Capital Maintenance Agreements issued
                      by a Loan Party, as required by the Federal Deposit Insurance Corporation, with respect to Subsidiaries of such Loan Party which are Utah Industrial Loan Companies.

                  Section 1.15. Paragraph (c) of Section 9.03 of the Agreement is hereby amended by inserting therein, after the words "or amend" appearing therein, the words "Section 2.14 or".

                                   ARTICLE II

                           Conditions to Effectiveness


                  Section 2.01. This First Amendment shall become effective upon the satisfaction of the following conditions precedent:

         (a) This First Amendment shall have been executed and delivered by the Borrower, the Agent and each of the Lenders. The Borrower shall have executed and delivered a Swing Line Advance Note substantially in the form of Exhibit A to this First Amendment. The Guarantor shall have executed and delivered a Consent to this First Amendment in the form of Exhibit B to this First Amendment.

         (b) The Agent shall have received, with an executed counterpart for each Lender, a legal opinion of counsel to the Borrower and the Guarantor, in form satisfactory to the Agent, to substantially the effects (but with respect to this First

Amendment, the consent of the Guaranty with respect hereto, the Swing Line Advance Note and the Agreement as amended hereby) contained in the opinion dated December 10, 1996 delivered in connection with the execution and delivery of the Agreement.

         (c) The Agent shall have received, with an executed counterpart for each Lender, certificates from such officers of the Borrower and the Guarantor as to such matters as the Agent may request.

                                   ARTICLE III

                                  Miscellaneous

                  Section 3.01. (a) The Lenders hereby authorize and direct the Agent to enter into this First Amendment.

         (b) Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Agreement. Except as amended hereby, the Agreement shall remain in full force and effect. This First Amendment may be executed in one or more counterparts and all of such counterparts taken together shall constitute one and the same instrument.

         (c) THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

         (d) The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be waivers of, amendments to, consents to or modifications of any term or provision of the Agreement or any other Loan Document or instrument referred to therein. The Agreement, as amended hereby, shall continue in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

ATTEST:                              BLOCK FINANCIAL CORPORATION


By                                   By
  --------------------------------     ----------------------------------

Title:                               Title:

[Corporate Seal]

                                     MELLON BANK, N.A., as Lender and Swing
                                     Line Lender and as Agent

                                     By
                                       ------------------------------------
                                     Title:

                                     THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                     CHICAGO BRANCH

                                     By
                                       ------------------------------------
                                     Title:

                                     THE CHASE MANHATTAN BANK

                                     By
                                       ------------------------------------
                                     Title:

                                     CIBC INC.

                                     By
                                       ------------------------------------
                                     Title:

                                     COMERICA BANK

                                     By
                                       ------------------------------------
                                     Title:

                                     COMMERCE BANK, N.A.

                                     By
                                       ------------------------------------
                                     Title:

                                     CREDIT LYONNAIS CHICAGO BRANCH

                                     By
                                       ------------------------------------
                                     Title:

                                     CAISSE NATIONALE DE CREDIT AGRICOLE

                                     By
                                       ------------------------------------
                                     Title:

                                     THE FIRST NATIONAL BANK OF CHICAGO

                                     By
                                       ------------------------------------
                                     Title:

                                     THE FUJI BANK, LIMITED

                                     By
                                       ------------------------------------
                                     Title:

                                     THE LONG-TERM CREDIT BANK OF JAPAN, LTD.

                                     By
                                       ------------------------------------
                                     Title:

                                     ISTITUTO BANCARIO SAN PAOLO DI TORINO SPA

                                     By
                                       ------------------------------------
                                     Title:

                                     SOCIETE GENERALE

                                     By
                                       ------------------------------------
                                     Title:

                                     TORONTO DOMINION (TEXAS), INC.

                                     By
                                       ------------------------------------
                                     Title:


                                     THE YASUDA TRUST & BANKING CO., LTD.

                                     By
                                       ------------------------------------
                                     Title: